Accrued Liabilities	12 Months Ended
Dec. 31, 2020
Accrued Liabilities [Abstract]
Accrued Liabilities	7. ACCRUED LIABILITIES Other accrued expenses consisted of the following at December 31, 2020 and 2019 (in thousands): 2020 2019Advances$ 882 $ 500Board compensation - 413 Other accrued expenses 54 168 $ 936 $ 1,081 Advances include amounts received from litigation counsel as advanced reimbursement of out-of-pocket expenses expected to be incurred by us and, at December 31, 2020, includes approximately $0.4 million received from investors for the purchase of equity securities in a January 2021 transaction (see Note 17). Board compensation of $0.4 million at December 31, 2019 represents accrued and unpaid board fees from prior periods. In 2020, current and prior board members agreed to accept share-based compensation awards with an aggregate grant-date fair value of approximately $0.1 million as partial payment for the outstanding fees and waived the remaining unpaid fees.